UNITED STATES

SECURITIES and EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.[    ])

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NERDWALLET, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NerdWallet, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Annual Meeting of Stockholders to be held on

May 25, 2022

For Stockholders of record as of March 31, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.proxydocs.com/NRDS

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/NRDS
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 13, 2022.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/NRDS	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a
blank e-mail with the 12 digit control number (located
above) in the subject line. No other requests,
instructions OR other inquiries should be included
with your e-mail requesting material.

NerdWallet, Inc.
Meeting Type:	Annual Meeting of Stockholders
Date: Wednesday, May 25, 2022
Time: 10:00 AM, Pacific Time
Place: Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/NRDS for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/NRDS
SEE REVERSE FOR FULL AGENDA

NerdWallet, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.

To elect five members to our Board of Directors, each to serve until the 2023 annual meeting of stockholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

1.01 Tim Chen

1.02 Jennifer E. Ceran

1.03 Lynne M. Laube

1.04 Thomas Loverro

1.05 Kenneth T. McBride

2.	To approve an amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 8,000,000.

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022.

NOTE: In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.